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                                                                    Exhibit 99.5

                                                             March 29, 1999



To:      TheStreet.com, Inc.:


We hereby consent to the use of the October 1998 TheStreet.com Subscriber Study conducted by NFO Interactive and to all references to us included in or made part of TheStreet.com's Registration Statement on Form S-1 (File No. 333-72799).


                                                     /s/  Charles B. Hamlin
                                                     ----------------------
                                                     Charles B. Hamlin
                                                     President
                                                     NFO Interactive